UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2024

CONSTELLATION ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39945	98-1574835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue 32nd Floor New York, NY	10166
(Address of principal executive offices)	(Zip Code)

(646) 585-8975

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CSTAF	OTCQX® Best Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSTWF	OTCQB® Venture Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CSTUF	OTCQX® Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As disclosed in the definitive proxy statement filed by Constellation Acquisition Corp I, a Cayman Islands exempted company (the “Company”), with the Securities and Exchange Commission (the “SEC”) on January 10, 2024 (the “Definitive Proxy”) and the Current Report on Form 8-K filed by the Company on January 25, 2024 (the “8-K” and together with the Definitive Proxy, the “Extension Proxy Statement”), relating to an extraordinary general meeting of shareholders (the “Shareholder Meeting”), Constellation Sponsor LP, a Delaware limited partnership (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved and the Articles Extension (as defined below) becomes effective, within ten business days of the date of the Shareholder Meeting (as defined below), the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) of $55,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, in the event that the Company has not consummated an initial business combination (a “Business Combination”) by February 29, 2024, without approval of the Company’s public shareholders, the Company may, by resolution of the Company’s board of directors (the “Board”), if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date (as defined below), extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $55,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $605,000 (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.

On January 29, 2024, the stockholders of the Company approved the Extension Amendment Proposal (as defined below) at the Shareholder Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on January 30, 2024, the Company issued an unsecured promissory note in the principal amount of $1,660,000 (the “Note”) to the Sponsor. The Note does not bear interest and matures upon closing of the Business Combination. In the event that the Company does not consummate a Business Combination, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, which is incorporated by reference herein and filed herewith as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2024, the Company held the Shareholder Meeting (A) to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from January 29, 2024 (the “Original Termination Date”) to February 29, 2024 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until January 29, 2025, or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); (B) to amend, by way of special resolution, the Company’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that the Company may not redeem Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or “Public Shares”), to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (such proposal the “Redemption Limitation Amendment Proposal”); and (C) if required, an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Public Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with Public Shares, the “Ordinary Shares”), in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, (ii) where the Company would not adhere to the initial or continued trading requirements of the OTCQX Marketplace or (iii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

The shareholders of the Company approved the Extension Amendment Proposal and the Redemption Limitation Proposal at the Shareholder Meeting and on January 30, 2024, the Company filed an amendment to the Memorandum and Articles of Association (the “Articles Amendment”) with the Registrar of Companies of the Cayman Islands, effective January 29, 2024.

The foregoing description is qualified in its entirety by reference to the Articles Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 29, 2024, the Company held the Shareholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and if required, the Adjournment Proposal, as more fully described in the Extension Proxy Statement. As there were sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the Adjournment Proposal was not presented to shareholders.

Holders of 10,774,079 Ordinary Shares of the Company held of record as of December 26, 2023, the record date for the Shareholder Meeting, were present in person or by proxy at the meeting, representing approximately 88.00% of the voting power of the Ordinary Shares as of the record date for the Shareholder Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
10,613,187	160,892	0

The voting results for the Redemption Limitation Amendment Proposal were as follows:

For	Against	Abstain
10,773,725	354	0

In connection with the vote to approve the Extension Amendment Proposal and the Redemption Amendment Limitation Proposal, the holders of 2,126,159 Public Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.13 per share, for an aggregate redemption amount of approximately $23,671,533. After the satisfaction of such redemptions and receipt of the initial deposit of $55,000 to the Trust Account, the balance in the Trust Account will be approximately $26,415,545.

Item 8.01. Other Events.

On January 30, 2024, the Sponsor converted an aggregate of 7,600,000 Class B Ordinary Shares into Public Shares on a one-for-one basis. The Sponsor waived any right to receive funds from the Company’s trust account with respect to the Public Shares received upon such conversion and acknowledged that such shares will be subject to all of the restrictions applicable to the original Class B Ordinary Shares under the terms of that certain letter agreement, dated as of January 26, 2021, by and among the Company and its initial shareholders, directors and officers (as further amended by and among, the Company, its directors and officers, the Sponsor and other parties thereto, on January 30, 2023). As of January 30, 2024, there are 9,967,684 Class A Ordinary Shares outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association.
10.1	Promissory Note, dated January 30, 2024, between Constellation Acquisition Corp I and Constellation Sponsor LP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2024

CONSTELLATION ACQUISITION CORP I

By:	/s/ Chandra R. Patel
Name:	Chandra R. Patel
Title:	Chief Executive Officer

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